BUSINESS FIRST
BANCSHARES

Q2 2023 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 2, 2023 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

GUIDING PRINCIPLES


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021 Best Banks to Work For
AMERICAN BANKER
2022 Best Banks to Work For
BUSINESS REPORT'S 2021 BEST PLACES to WORK IN BATON ROUGE
BUSINESS REPORT'S 2022 BEST PLACES to WORK IN BATON ROUGE

SOCIAL IMPACT

b1COMMUNITY

2023 Total Volunteerism:

- 4,564 Hours
- 476 hours of financial literacy education and non-profit service

b1 FOUNDATION

2021 Inception Through June 2023

- Mentored 410 businesses
- Conducted training classes to help 1,920 entrepreneurs start or grow their business

Project REACh

- Partnership through b1BANK Financial Institutions Group
- Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access, and investment. Each partnership is unique based on the MDI's needs.
- Through 2023: 10 bank partners


Red
Texarkana
Louisiana
4,564 Volunteer Hours
410 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $382 million (as of June 30, 2023)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.5 billion in assets and operations in Louisiana, Texas and Mississippi including; 39 legacy Louisiana full-service banking centers, 2 loan production offices, 10 metro-focused Texas banking centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 37% of credit exposure, as of 6/30/23
- Diversified deposit base with 104,285 accounts with an average balance of $48,085 and an organic deposit growth CAGR of ~16% since 4Q15[2]
- Completed two equity capital raises in 2H22 for a combined $122.0 million of additional capital

Financial Highlights of 2Q23 ($ millions)	
Assets	$6,455
Gross Loans Held for Investments	$4,899
Deposits	$5,014
Loan-to-Deposit Ratio	97.7%
ROAA	1.18%
ROACE	13.99%
Core ROAA[3]	1.13%
Core ROACE[3]	13.50%
NPLs/Total Loans (HFI)	0.36%
Tier 1 Risk-based Capital Ratio[4]	10.03%
Tier 1 Leverage Ratio[4]	9.35%
Total Risk-based Capital Ratio[4]	12.49%
TCE/TA[3]	6.73%



BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 49 full-service banking centers[5] and 2 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2022, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of June 30, 2023.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 48
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 51
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 51
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 47
Year Started at BFST: 2016



Jerry Vascocu
EVP,
Chief Administrative Officer
Age: 50
Year Started at BFST: 2022



Saundra Strong
EVP, General Counsel

Age: 45
Year Started at BFST: 2021



Kathryn Manning
EVP, Chief Risk Officer

Age: 36
Year Started at BFST: 2013



Jesse Jackson
EVP,
Financial Institutions Group
Age: 47
Year Started at BFST: 2020



Warren McDonald
EVP, Chief Credit Officer

Age: 56
Year Started at BFST: 2006



Heather Roemer
SVP, Chief of Staff

Age: 42
Year Started at BFST: 2009

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2017
- Acquired Minden Bancorp, Inc. ($317.4M(2) in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M(2) in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B(2) in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third full-service DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q21
- 2 banker team lift-outs in New Orleans, LA market

2022
- Acquired Texas Citizens Bancorp, Inc. ($534.2M(2) in total assets)
- Opened 4th full-service DFW, TX location
- Self-managed $72.0 mm preferred stock offering in 3Q22
- Issued 2.5 million shares of common stock through public offering in 4Q22

	2016	2017	2018	2019	2020	2021	2022	2023
Total Assets ($ millions)	$1,106	$1,321	$2,095	$2,274	$4,160	$4,726	$5,990	$6,455(1)

2016 – 2023(1) Total Asset CAGR: 31.2%

(1) As of June 30, 2023. All other periods as of December 31.
(2) Book value of total assets at closing.

b1BANK DEPOSIT AND LIQUIDITY PROFILE

Deposit and Liquidity Position (as of 6/30/23, unless otherwise noted)

Metric	Data Point
104,285 / ~$48 Thousand	Total number of deposit accounts / Average deposit account balance
~32%	Average uninsured deposits for banks with $2B - $10B in assets[1]
~38% / ~29%	Uninsured b1BANK deposits / Uninsured b1BANK deposits, net of pledged and letters of credit (% of total deposits)[2]
$93.4 million	Average trailing 12-month monthly new deposit generation[3]
$31.2 million	Largest uninsured depositor
~$3.0 billion	Total sources of liquidity (as of 6/30/23)[4]
3.80 years	Average duration of securities portfolio
~19% (or ~$168 million)	Percentage of securities that could be divested at minimal loss[5]
104 months (~8.7 years)	Average life of all deposit accounts
80 months (~6.7 years)	Average life of uninsured deposit accounts

Total Deposits by Region (6/30/23)[6]


Bayou 13.3%
Dallas 6.4%
Houston 12.1%
New Orleans 7.0%
$4.330B
Capital 17.9%
North Louisiana 18.9%
Southwest Louisiana 24.5%

EOP Deposit Balances by Region

Deposits by Region	6/30/23 EOP Consolidated Deposits		
	Demand	Int. Bearing	Total
Dallas	$ 131,213	$ 146,326	$ 277,539
Houston	193,380	328,469	521,849
Capital	263,455	510,622	774,077
Southwest Louisiana	300,589	758,368	1,058,957
North Louisiana	211,178	606,861	818,039
New Orleans	145,679	156,312	301,991
Bayou	183,428	394,312	577,740
Total	**$ 1,428,923**	**$ 2,901,269**	**$ 4,330,193**

Note: Dollars in Thousands, unless otherwise noted. Above information reflects consolidated Business First Bancshares, Inc.
(1) Peer average reflects all public and private U.S. based regulated depositories, with total assets of $2.0 - $10.0 billion (as of 3/31/23).
(2) Business First uninsured deposits metric excludes pledged deposits and deposits with letters of credit.
(3) Reflects average gross monthly total deposit origination over the last 12 months, as of 6/30/23.
(4) Includes FHLB borrowing capacity, unencumbered securities, cash reserves, Fed funds lines available and FRB Discount Window.
(5) Minimal loss defined as securities that could be divested at an aggregate loss of under $3.0 million.
(6) Total number of deposit accounts reflects branch-level deposits, excluding corporate deposit accounts which include FIG, brokered, and CDs from listing services.

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth, augmented with opportunistic M&A**
- **Total deposit CAGR of ~26% since Q4'15**
- **Organic deposit CAGR of ~16% since Q4'15 (excluding acquired deposits)[(2)]**



2022
Acquired Texas Citizens and $477M in total deposits in 2022
$304M organic growth in total deposits in 2022[(2)]
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668M organic growth in total deposits in 2020[(2)]
2018
Acquired $554M deposits in 2018 (Minden & Richland)
$134M organic growth in total deposits in 2018[(2)]
$904
$904
$933
$933
$1,056
$1,056
$1,734
$554
$1,180
$1,782
$1,782
$3,617
$1,175
$2,442
$4,077
$4,077
$4,820
$477
$4,343
$4,806
$4,806
$5,014
$5,014
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q1'23
Q2'23
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q1'23	Q2'23
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	100,285	101,384
Jumbo Deposit Accounts[(1)]	448	502	612	987	1,001	1,902	2,300	2,714	2,733	2,901
Total Deposit Accounts[(1)]	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**103,018**	**104,285**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 46,654**	**$ 48,084**

Note: Dollars in Millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,399
Unencumbered Securities	$	42
Cash Reserves	$	181
Fed Funds Sold	$	174
Fed Funds Lines Available	$	154
BTFP Availability	$	131
FRB Discount Window(1)	$	991
Total	**$**	**3,072**

- Core deposits (excl. jumbo CDs and Brokered Deposits) represent 81.16% of total deposits.
- Utilized $300.0 million of Bank Term Funding Program availability to strategically reduce the cost of borrowed funds.
- Collateral was delivered to the Fed, providing approximately $950 million of confirmed additional availability.
- > $2.7 billion in liquidity available as of 6/30/2023.

Deposit Composition



$5.01B
Noninterest Bearing DDA 28.1%
Interest Bearing DDA 9.9%
NOW Accounts 9.5%
MMDA 22.1%
Savings 5.5%
CDs > $250K 14.8%
Other CDs 10.1%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 26.6%
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
$5,014
$1,250
$1,384
$970
$1,410
12/31/18
12/31/19
12/31/20
12/31/2021
12/31/2022
6/30/2023
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of June 30, 2023.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on-balance sheet liquidity.
- 100% of securities are classified as available for sale (AFS).
- $980.2 million in securities AFS, primarily concentrated in agency/treasuries, mortgage-backed securities (MBS), municipal securities and corporate securities.
  - 2Q23 weighted average yield of 2.07%
  - Weighted average life of 4.56 years
  - Estimated effective duration of 3.80 years
  - $386.2 million AFS securities pledged as collateral on public & repo deposits

AFS Securities Portfolio


U.S. Government Agencies / Treasuries 8.8%
Corporate & Other Securities 4.9%
Municipal Securities 35.7%
$980.2M
Mortgage-Backed Securities 50.6%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 346.3	$ 313.3	$ (33.1)
Mortgage-Backed Securities	501.5	444.0	$ (57.4)
Corporate & Other Securities	49.4	42.8	$ (6.6)
U.S. Government Agencies / Treasuries	83.0	77.7	$ (5.3)
Total AFS Securities	**$ 980.2**	**$ 877.8**	**$ (102.4)**
Deferred Tax Impact			$ 21.6
Other Equities Unrealized Gain/Loss			$ (0.4)
Accumulated Other Comprehensive Income/Loss			**$ (81.2)**

Note: Dollars in millions. Data as of June 30, 2023.

BALANCED FOOTPRINT



Dallas Fort Worth Region

# of Banking Centers:	4
Total Loans:	$1,328.7
Total Deposits:	$277.5
Deposits / Banking Center:	$69.4

North Louisiana Region

# of Banking Centers[1]:	9
Total Loans:	$849.5
Total Deposits:	$818.9
Deposits / Banking Center[2]:	$91.0

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$701.8
Total Deposits:	$302.0
Deposits / Banking Center:	$151.0

Houston Region

# of Banking Centers:	6
Total Loans:	$489.8
Total Deposits:	$521.8
Deposits / Banking Center:	$87.0

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$517.5
Total Deposits:	$1,059.0
Deposits / Banking Center:	$75.6

Capital Region

# of Banking Centers:	8
Total Loans:	$647.7
Total Deposits:	$774.1
Deposits / Banking Center:	$96.8

Bayou Region

# of Banking Centers:	6
Total Loans:	$339.3
Total Deposits:	$577.7
Deposits / Banking Center:	$96.3

Note: Dollars in millions. Financial data as of June 30, 2023. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint(1)



b1BANK (Organic / De Novo) (12 active(2) / 2 closed)	Blue circle	Richland (5 active(3) / 2 sold / 1 closed)	Purple circle
American Gateway (6 active / 4 closed)	Orange circle	Pedestal (18 active / 4 closed(4))	Yellow circle
Minden (2 active / 0 closed)	Green circle	Texas Citizens (6 active / 0 closed)	Navy circle
Closed or Sold (2 legacy / 11 acquired)	✕	Loan Production Office (LPO) (2 active)	Red star

December 31, 2014
6 Locations

58 Added

13 Closed or Sold

June 30, 2023
51 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

+

- ✓ 48 acquired Banking Centers
- ✓ 4 De Novo Banking Centers
- ✓ 6 De Novo LPOs (4 LPOs converted to full-service branches)

−

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 9 acquired Banking Centers closed
- ✓ 2 acquired Banking Centers sold for a gain

=

- ✓ 49 Banking Centers(5)
- ✓ 2 active LPOs
- ✓ ~$104MM avg. total deposits per Banking Center(5)
- ✓ ~64% increase in average NIB deposits per Banking Center(6)

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.
(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes four DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2012, to June 30, 2023. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK.
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi.
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities.
- As of June 30, 2023, SSW maintained ~$6.7 billion in AUM[1] (~$5.6 billion bank AUM[1], ~$1.2 billion non-bank AUM).
- For 2Q23, 47% of total AUM fees were represented by banks and credit unions.
  - Remaining 53% of AUM fees are comprised of high-net worth individuals and other relationships.

Average Quarterly AUM[2] ($ in Millions)



Bank AUM (excl. b1BANK)
Non-Bank AUM
~33% CAGR in Avg Total AUM since closing
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
$3,615
1,129
2,485
$3,971
1,176
2,795
$4,452
1,119
3,333
$5,516
1,104
4,413
$6,192
1,059
5,133
$6,244
1,049
5,195
$6,721
1,072
5,649
$6,933
1,122
5,811
$6,815
1,153
5,662
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

Note: AUM Dollars in millions, unless otherwise noted.
(1) Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

BUSINESS FIRST BANCSHARES

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	6/30/2023	Change vs. 3/31/2023	Change vs. 6/30/2022	Q2'23 Highlights
Gross Loans (Excl. HFS)	$4,898.7	2%	19%	- Organic loan growth of 1.99% for the quarter (7.99% Annualized) led by the DFW ($55 million). Year-over-year loan growth ($785.0M) was headlined by organic growth in DFW and Houston pushing our Texas exposure to 37%.
ACL + Fair Value Discount on Acquired Loans	$62.8	-3%	-16%	- ACL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.28%. Loan purchase discount decreased through accretion by approximately $2.1 million less reserves needed due to lower estimated loss rates for portfolio mix versus first quarter.
Investment Securities	$877.8	-3%	-6%	- The quarterly decline in Fair Market Value was due to unfavorable fair value adjustments ($14.9M) as well as maturities and paydowns.
Deposits	$5,014.4	4%	8%	- Deposits increased $208.3 million (4.33%) during Q2 mostly attributable to a $211.2 million increase in brokered deposits.Branch new deposit generation continued to grow with an increase of $1.9 million over linked quarter.
Borrowings	$794.2	($57.8)	$400.7	- Borrowings decreased $57.8 million during the quarter and were replaced with lower cost brokered funds. BFST also called an $8.9 million tranche of sub-debt, resulting in an extinguishment gain. Year-over-year borrowings (FHLB and BTFP) utilization increased $400.7 million during the quarter to 1) support loan growth, 2) repay higher-cost FHLB, 3) fortify the balance sheet with additional on-hand liquidity.
Total Equity	$601.0	1%	35%	- Increase in equity for the quarter was driven by $18.4 million net income available to common shareholders and offset by a $13.3 million deterioration in AOCI. The annual increase was driven by the raise of $122.0 million of additional stock. The increases are also net of a $18.6 million annual deterioration in AOCI.

Balance Sheet Ratios, $ actual	6/30/2023	Actual 3/31/2023	Actual 6/30/2022	Highlights
Total Risk-based Capital Ratio[1]	12.49 %	12.61 %	11.09 %	Reduction impacted by redemption of $8.9 million in subordinated debt.
Tangible Common Equity / Tangible Assets[2]	6.73 %	6.85 %	6.29 %	- Slight decline for the quarter is due to negative AOCI change. Year-over-year improvement due to Common Equity Raise.
Tangible Book Value Per Share[2]	$16.87	$16.73	$15.13	- The quarterly improvement to TBV of 0.85% from the linked quarter is attributed to $18.4 million net income available to common shareholders partially offset by a $13.3 million deterioration in AOCI. TBV growth excluding AOCI of 13.56% QTD and 10.01% YTD show franchise value.
Gross Loans (Excl. HFS) / Deposits	97.69 %	99.94 %	88.31 %	

(1) Preliminary consolidated capital ratios as of June 30, 2023.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Profitability	Diluted Earnings per Common Share	$0.73	$0.54	$0.67	$0.61	$0.61
	ROAA	1.18 %	0.91 %	1.12 %	0.96 %	1.03 %
	ROACE	13.99	10.73	13.56	12.37	12.25
	Net Interest Margin	3.63	3.75	4.06	4.01	3.99
	Efficiency Ratio[1]	60.76	63.27	59.60	66.47	64.32
	Net Income Available to Common Shareholders in millions	$18,389	$13,675	$16,617	$13,800	$13,757
	Core Pre-Tax, Pre-Provision Income[1] in millions	$24,770	$22,562	$25,710	$23,912	$21,172
	Core Diluted Earnings Per Common Share[1]	$0.70	$0.54	$0.66	$0.72	$0.61
	Core ROAA[1]	1.13 %	0.91 %	1.10 %	1.14 %	1.09 %
	Core ROACE[1]	13.50	10.81	13.37	14.68	12.96
	Net Interest Margin excluding loan discount accretion[1]	3.49	3.54	3.75	3.88	3.78
	Core Efficiency Ratio[1]	61.54	63.10	59.78	61.02	62.59
Capital	Tier 1 Leverage Ratio[2]	9.35 %	9.31 %	10.07 %	8.70 %	7.68 %
	Total Risk-Based Capital Ratio[2]	12.49 %	12.61 %	12.75 %	11.97 %	11.09 %
	Tangible Common Equity / Tangible Assets[1]	6.73 %	6.85 %	6.89 %	5.84 %	6.29 %
	Tangible Book Value Per Share[1]	$16.87	$16.73	$16.17	$14.73	$15.13
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.36 %	0.36 %	0.25 %	0.25 %	0.42 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.93	0.95	0.84	0.79	0.80
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.28	1.35	1.42	1.62	1.72
	NCOs / Average Loans	0.01	0.05	0.00	0.01	0.00

- Efficiency Ratio continues to improve as the employee base (2022 production hires) seasons and growth continues to be managed.
- Asset quality remains strong with differences in metrics (such as NPL's, Allowance, and NCO's) due to GAAP treatment and recognition related to the CECL conversion in Q123.
- Year-over-year Pre-Tax, Pre-Provision Income growth and Earnings Per Share improvement following Texas Citizens acquisition highlight earnings build in spite of challenging rate environment.
- Tangible Book Value Per Share (ex AOCI) increased 13.56% from the linked quarter.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of June 30, 2023.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)


0.08%
$3.4
0.10%
$4.3
0.13%
$6.2
0.22%
$10.4
0.20%
$10.0
0.22%
2Q22
3Q22
4Q22
1Q23
2Q23
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)


0.42%
$17.1
0.25%
$11.0
0.25%
$11.4
0.36%
$17.1
0.36%
$17.5
0.49%
2Q22
3Q22
4Q22
1Q23
2Q23
Nonperforming Loans to Total Loans
Peer Average
NPLs

ACL & FV Discount(2)


1.71%
0.79%
1.61%
0.80%
1.42%
0.84%
1.35%
0.95%
1.28%
0.93%
2Q22
3Q22
4Q22
1Q23
2Q23
ACL+Discount to Total Loans
ACL to Total Loans

Net Charge-offs


0.00%
0.01%
0.00%
0.05%
0.01%
0.02%
2Q22
3Q22
4Q22
1Q23
2Q23
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 1Q23. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI, GNTY, TFIN, VBTX, TCBX, STEL.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
5.12%
5.46%
6.09%
6.34%
6.54%
5.00%
5.25%
4.50%
3.99%
4.01%
4.06%
3.75%
3.63%
3.78%
3.88%
3.75%
3.54%
3.49%
3.25%
1.75%
2.79%
2.30%
1.67%
1.97%
1.57%
0.83%
1.13%
0.34%
0.22%
0.54%
NIM
NIM ex. Accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of June 30, 2023. Chart based on GAAP data.

(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

45.1% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12 months

98.3% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



3.4%
16.4%
16.5%
8.8%
54.9%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	54.9%	4.99%
Fixed Rate Loans (mature < 1 year)	8.8%	5.44%
Floating Rate with Floors	16.5%	8.17%
Floating Rate without Floors	16.4%	8.76%
Adjustable Rate Loans	3.4%	5.74%
Total	**100.0%**	**6.20%**

Floating Rate Loans Set to Reprice



98.3%
98.5%
99.0%
99.3%
100.0%
% of Floating Rate Loans Set to Reprice
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates: 0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
Total Outstanding Loan Balance	$ 1,591.8	$ 3.5	$ 7.7	$ 4.1	$ 12.0
% of Total	98.3%	0.2%	0.5%	0.3%	0.7%
Weighted Average Rate[1]	8.52%	4.93%	5.37%	5.88%	5.81%

- 32.9% of total loans HFI are floating rate
  - 98.3% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
  - 16.5% of floating-rate loans maintain "active" floors
- 80.9% of floating-rate loans float on the WSJ Prime Daily Index
- 63.7% of total loans HFI are fixed rate
  - 12.2% of fixed-rate loans mature within the next 12 months[2]

Note: Dollars in millions. Data is as of June 30, 2023. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect current floating rates below the respective floor.
(1) Reflects weighted average stated rate for the month-end June 30, 2023.
(2) Includes adjustable-rate loans.

BUSINESS FIRST BANCSHARES

Loan Portfolio

LOAN COMPOSITION



Loan Composition by Region
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
06/30/23
10.0%
27.3%
14.4%
7.0%
10.6%
17.4%
13.3%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston



2Q23 Loan Growth Waterfall
$4,617
$813
$(263)
$(273)
$21
$4,915
2Q23 Organic Annualized Net Operating Growth(1) of 13.0%
Beginning Loans
BFST Originations
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of June 30, 2023. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate and other, overdrafts and loan premium/discount.

LOAN COMPOSITION



Consumer & Other, 2.6%
Farmland, 4.2%
Home Equity Loans, 2.0%
Multi-Family, 2.3%
Commercial, 25.4%
1-4 Family, 9.5%
Construction & Land, 14.7%
OOCRE, 18.3%
NOOCRE, 21.0%

COMMERCIAL	
Outstanding:	$1.24 billion
Unfunded:	$560 million
Average Loan:	$322 thousand
NPL %:	0.35%

OOCRE	
Outstanding:	$897 million
Unfunded:	$47 million
Average Loan:	$761 thousand
NPL %:	0.32%

NOOCRE	
Outstanding:	$1.03 billion
Unfunded:	$57 million
Average Loan:	$1.65 million
NPL %:	0.02%

CONSTRUCTION & LAND	
Outstanding:	$719 million
Unfunded:	$353 million
Average Loan:	$540 thousand
NPL %:	0.36%

1-4 FAMILY	
Outstanding:	$468 million
Unfunded:	$11 million
Average Loan:	$166 thousand
NPL %:	1.38%

Note: Loan composition as of June 30, 2023, based on FDIC call report data.

LOAN COMPOSITION: COMMERCIAL



Commercial Loans By Collateral
Agricultural, 3.5%
Cash/Securities, 7.1%
Titled Collateral, 11.9%
AR & Inventory, 39.7%
All Other, 25.4%
Equipment, 12.4%



Commercial Loans By Region
Houston, 10.5%
Southwest Louisiana, 6.9%
DFW, 30.8%
Greater New Orleans, 8.0%
Capital, 13.6%
North Louisiana, 18.9%
Bayou, 11.2%

- Commercial loans represent 26.7% of the total loan portfolio.
- Total commercial loan growth year-over-year of 28.4% driven by regional growth in Dallas Fort Worth, North Louisiana, and New Orleans.
- Weighted average maturity of the Commercial portfolio is 2.46 years.

Note: Data is as of June 30, 2023. Percentages based on loan balances before accounting adjustments.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



8.8%
6.4%
8.0%
9.4%
13.7%
13.8%
3.4%
10.4%
22.4%
3.8%

C&D Portfolio	
Raw Land	6.4%
Vacant Residential Lots	8.0%
Vacant Commercial Lots	13.7%
Land Development - Residential	22.4%
Residential Construction - OORE	3.8%
Residential Construction - Non OORE	10.4%
Commercial Construction - Retail	3.4%
Commercial Construction - Office	13.8%
Commercial Construction - Apartment/Multi-Family	9.4%
Commercial Construction - Other	8.8%
Total C&D	**100.0%**
Total C&D Portfolio	**$719,080**
Largest C&D Relationship[1]	**$19,003**
Average Loan Size	**$543**
Balance maturing in next 12 months[2]	**$284,799**

CRE Composition - Owner Occupied



0.7%
15.6%
32.8%
5.6%
18.5%
26.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	32.8%
Office/Warehouse	26.7%
Retail	18.5%
Commercial Building	5.6%
Other	15.6%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$897,328**
Largest CRE - Owner Occupied Relationship[1]	**$16,849**
Average Loan Size	**$766**
Balance maturing in next 12 months[2]	**$80,712**

CRE Composition - Income Producing



11.0%
12.1%
3.9%
24.1%
30.0%
7.7%
7.2%
4.0%

Income Producing CRE Portfolio	
Hotel/Motel	12.1%
Office Building	30.0%
Office/Warehouse	4.0%
Warehouse	7.2%
Retail - Single-Tenant	7.7%
Retail - Multi-Tenant	24.1%
Commercial Building	3.9%
Other	11.0%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$1,028,305**
Largest CRE - Income Producing Relationship[1]	**$27,852**
Average Loan Size	**$1,662**
Balance maturing in next 12 months[2]	**$92,333**

Note: Dollars in thousands. Data is as of June 30, 2023. Percentages based on loan balances before accounting adjustments.
(1) Represents the largest loan in each portfolio net of balances sold to other institutions.
(2) Represents the outstanding principal balance of all loans maturing between July 1, 2023, through June 30, 2024.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE BY GEOGRAPHY

C&D Composition[(1)]



14.5%
8.5%
7.9%
5.2%
4.1%
3.5%
3.3%
3.0%
2.9%
2.6%
44.4%

C&D Portfolio	
Dallas, TX	14.5%
Baton Rouge, LA	8.5%
Covington, LA	7.9%
Hammond, LA	5.2%
Metairie, LA	4.1%
New Orleans, LA	3.5%
Houston, TX	3.3%
Lake Charles, LA	3.0%
Frisco, TX	2.9%
Bossier City, LA	2.6%
All Other Geographies	44.4%
Total C&D	**100.0%**
Total C&D Portfolio	**$719.1**

CRE Composition - Owner Occupied[(1)]



9.5%
8.7%
7.0%
4.8%
3.7%
3.4%
2.8%
2.4%
2.3%
2.3%
53.1%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	9.5%
Houston, TX	8.7%
New Orleans, LA	7.0%
Dallas, TX	4.8%
Lake Charles, LA	3.7%
Houma, LA	3.4%
Bossier City, LA	2.8%
Lafayette, LA	2.4%
Schriever, LA	2.3%
Monroe, LA	2.3%
All Other Geographies	53.1%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$897.3**

CRE Composition - Income Producing[(1)]



10.3%
9.9%
9.5%
7.6%
6.3%
4.8%
4.0%
3.9%
3.7%
2.9%
37.2%

Income Producing CRE Portfolio	
Dallas, TX	10.3%
Baton Rouge, LA	9.9%
Houston, TX	9.5%
Covington, LA	7.6%
Monroe, LA	6.3%
Metairie, LA	4.8%
Plano, TX	4.0%
New Orleans, LA	3.9%
Lafayette, LA	3.7%
Lake Charles, LA	2.9%
All Other Geographies	37.2%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$1,028.3**

Office C&D by Geography[(2)]



$719.1MM
Total C&D
$67.6MM
Office
C&D
18.6%
15.2%
10.4%
9.9%
9.4%
36.5%
90.6%
All Other
C&D
9.4%
Office
C&D

Office C&D	
Covington, LA	18.6%
Lewisville, TX	15.2%
Rockwall, TX	10.4%
Houston, TX	9.9%
Farmers Brnch, TX	9.4%
Other Geographies	36.5%
Total Office C&D	**100.0%**

Owner-Occupied Office & Office Warehouse by Geography[(2)]



$897.3MM
Owner
Occupied
CRE
$296.5MM
Owner
Occupied
Office CRE
13.9%
9.1%
7.7%
5.0%
4.6%
59.6%
67.0%
All Other
Owner
Occupied
CRE
33.0%
Owner
Occupied
Office CRE

Owner Occupied Office CRE	
Baton Rouge, LA	13.9%
Grapevine, TX	9.1%
Houston, TX	7.7%
Lake Charles, LA	5.0%
Houma, LA	4.6%
Other Geographies	59.6%
Total OO Office CRE	**100.0%**

Income Producing Office & Office Warehouse by Geography[(2)]



$1.03B
Income
Producing
CRE
$311.4MM
Income
Producing
Office CRE
16.6%
14.0%
10.1%
9.0%
7.6%
42.7%
69.7%
All Other
Income
Producing
CRE
30.3%
Income
Producing
Office
CRE

Income Producing Office CRE	
Houston, TX	16.6%
Baton Rouge, LA	14.0%
Metairie, LA	10.1%
Dallas, TX	9.0%
Shreveport, LA	7.6%
Other Geographies	42.7%
Total Inc. Prod. Office CRE	**100.0%**

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of June 30, 2023.
(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Office C&D, Owner Occupied CRE, and Income Producing CRE office detail exclude office warehouse loans.

SECTORS IN FOCUS: INDUSTRY COMPOSITION


Retail, 12.3%
Oil and Gas, 4.1%
Hotel and Motels, 4.1%
Food and Drink Services, 3.3%
Other Hospitality, 1.8%
All Others, 74.5%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $	Past Due %	NPL $	NPL%
Retail	$604,300	12.3%	$921	$0	0.00%	$862	0.14%
Oil & Gas	$201,678	4.1%	$563	$277	0.14%	$2,416	1.20%
Hotels and Motels	$201,434	4.1%	$2,342	$0	0.00%	$0	0.00%
Food and Drink Services	$160,833	3.3%	$646	$0	0.00%	$582	0.36%
Other Hospitality	$86,572	1.8%	$5,343	$0	0.00%	$0	0.00%
All Other	$3,661,721	74.5%	$274	$9,005	0.25%	$13,615	0.37%
TOTAL	**$4,916,539**	**100.0%**	**$333**	**$9,282**	**0.19%**	**$17,474**	**0.36%**

Note: Dollars in thousands. Data is as of June 30, 2023. Loan balances based on balances before accounting adjustments.

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2018	2019	2020	2021	2022	2023
Balance Sheet & Capital						
Total Assets	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,289,981
Gross Loans (Excl. HFS)	1,528,469	1,710,265	2,991,355	3,189,608	4,606,176	4,898,737
Deposits	1,733,934	1,782,010	3,616,679	4,077,283	4,820,345	5,014,443
Total Equity	260,058	285,097	409,963	433,368	580,481	600,968
Tangible Common Equity / Tangible Assets[1]	9.90 %	10.36 %	8.45 %	7.76 %	6.89 %	6.73 %
Tier 1 Leverage Ratio[2]	11.66	10.56	8.79	8.14	9.49	9.35
Total Risk-based Capital Ratio[2]	13.91	13.30	--	11.94	12.75	12.49
Net Loans (Excl. HFS) / Assets	72.43 %	74.68 %	71.37 %	66.87 %	76.25 %	77.21 %
Gross Loans (Excl. HFS) / Deposits	88.15	95.97	82.71	78.23	95.56	97.69
NIB Deposits / Deposits	22.05	22.38	32.19	31.66	32.14	28.51
Commercial Loans / Loans (Excl. HFS)[3]	23.79	22.83	21.60	22.62	25.05	26.73
C&D / Total Risk-Based Capital[4]	94.1 %	95.9 %	106.0 %	117.0 %	109.8 %	102.4 %
CRE / Total Risk-Based Capital[4]	217.2	222.4	262.0	250.1	272.1	264.9
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.89 %	0.53 %	0.35 %	0.41 %	0.25 %	0.36 %
NPAs / Assets (Excl. TDRs)[5]	0.74	0.58	0.48	0.31	0.21	0.30
Reserves / Loans (Excl. HFS)	0.73	0.71	0.74	0.91	0.83	0.86
NCOs / Average Loans	0.00	0.10	0.06	0.03	0.04	0.06
Profitability Ratios						
Net Income Available to Common Shareholders	$14,091	$23,772	$29,994	$52,136	$52,905	$32,064
ROAA	0.84 %	1.11 %	0.88 %	1.18 %	0.97 %	1.04 %
ROACE	7.04	8.70	8.42	12.25	11.59	12.39
Net Interest Margin	4.02 %	4.10 %	4.06 %	3.84 %	3.92 %	3.69 %
Efficiency Ratio	71.78	64.37	67.75	61.84	65.26	61.97
Non-Interest Income / Avg. Assets	0.46	0.50	0.63	0.80	0.54	0.66
Non-Interest Expense / Avg. Assets	2.99	2.74	2.95	2.66	2.73	2.53

Note: Dollars in thousands. As of December 31.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of June 30, 2023. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q2'23
Construction - 1-4 Family Residential	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 103,463
Other Const, Development, Vacant Land & Lots	105,970	155,569	183,401	334,562	457,667	612,445	615,617
Total Construction	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**719,080**
% of Total Loans [1]	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*14.7%*
% of Total Bank Capital	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*109.6%*
Multi-Family Properties	20,717	39,273	36,454	95,707	97,508	98,637	111,463
Commercial Rental	174,552	226,723	284,795	496,198	525,977	967,915	1,028,305
Other Loans for Real Estate Purposes	6,869	10,286	708	736	500	409	623
Total Outstanding CRE Exposure	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,859,471**
% of Total Loans [1]	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*38.0%*
% of Total Bank Capital	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*283.3%*
Credit Ratings [2]							
Pass-Watch / Special Mention %	1.1%	1.6%	0.5%	1.7%	2.7%	3.0%	2.3%
Classified %	1.1%	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%
Total Watch List %	2.3%	2.5%	1.4%	2.4%	3.9%	3.6%	2.9%
Past Dues [3]							
Nonaccrual Loans	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 2,585
Past Due 90 days or more	-	-	-	77	-	4	138
Total Past Due	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 2,723
Total Past Due / Total CRE Loans	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.1%*
Net Charge Offs YTD [4]	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,822
Net Charge Offs YTD / CRE Loans	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.10%*

Note: Dollars in thousands.

(1) Calculated at the bank level based on FDIC call report data.

(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.

(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction. All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q2'23
Upstream	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -	$ -
Midstream	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -	$ -
Downstream	10,144	8,578	4,511	$ 467	$ 76	$ 156	$ 108
Support / Services	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244	$ 201,570
Total Energy Exposure	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**	**$ 201,678**
% of Total Loans	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*	*4.1%*
% of Total Bank Capital	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*	*28.7%*
Total Committed Energy Loans	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467	$ 270,474
Credit Ratings							
Pass-Watch / Special Mention %	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%	3.8%
Classified %	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%	1.8%
Total Watch List % (1)	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%	5.6%
Past Dues(2)							
Nonaccrual Loans	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875	$ 1,491
Past Due 90 days or more	-	-	-	71	-	50	-
Total Past Due	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925	$ 1,491
Total Past Due / Total Energy Loans	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*	*0.7%*
Net Charge Offs YTD	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870	$ 15
Net Charge Offs YTD/Energy Loans	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*	*0.0%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion	For the Year Ended December 31,					Fiscal Quarter				
	2018	2019	2020	2021	2022	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
Core Net Income:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 13,757	$ 13,800	$ 16,617	$ 13,675	$ 18,389
Adjustments [1]:										
Sale of Impaired Credit	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (280)	$ 568	$ 277	$ 799	$ 566	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (6)	$ (84)	$ (107)	$ (299)	$ 38	$ 6	$ 6	$ 2	$ 1	$ 48
(Gain)/Loss on Sale of Banking Center	$ -	$ (243)	$ -	$ (354)	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (742)
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ 1,230	$ 395	$ 213	$ (210)	$ (333)	$ -	$ -
Stock Option Exercises	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 2,945	$ 603	$ 7,832	$ 407	$ 4,236	$ 582	$ 2,782	$ 109	$ 97	$ 54
Core Net Income	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 14,558	$ 16,378	$ 16,395	$ 13,773	$ 17,749
Core Return on Average Assets:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 13,757	$ 13,800	$ 16,617	$ 13,675	$ 18,389
Core Net Income	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 14,558	$ 16,378	$ 16,395	$ 13,773	$ 17,749
Average Assets	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 5,371,639	$ 5,702,312	$ 5,899,972	$ 6,123,063	$ 6,274,656
ROAA	0.84%	1.11%	0.88%	1.18%	0.97%	1.03%	0.96%	1.12%	0.91%	1.18%
Core ROAA	1.00%	1.15%	1.09%	1.22%	1.05%	1.09%	1.14%	1.10%	0.91%	1.13%
ROACE	7.04%	8.70%	8.42%	12.25%	11.59%	12.25%	12.37%	13.56%	10.73%	13.99%
Core ROACE	8.38%	9.01%	10.51%	12.67%	12.62%	12.96%	14.68%	13.37%	10.81%	13.50%
Average Diluted Shares Outstanding	11,545,943	13,670,777	18,243,445	20,634,281	22,817,493	22,656,174	22,650,640	24,757,143	25,222,308	25,333,372
Diluted Earnings per Common Share	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 0.61	$ 0.61	$ 0.67	$ 0.54	$ 0.73
Core Diluted Earnings per Common Share	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 0.64	$ 0.72	$ 0.66	$ 0.55	$ 0.70
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 49,562	$ 53,480	$ 56,060	$ 52,749	$ 53,326
Adjustments:										
Loan purchase discount accretion	(1,278)	(2,602)	(6,592)	(7,750)	(9,432)	(2,588)	(1,712)	(4,212)	(2,912)	(2,059)
Adjusted Net Interest Income	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 46,974	$ 51,768	$ 51,848	$ 49,837	$ 51,267
Average Interest-earning Assets	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 4,984,034	$ 5,287,346	$ 5,482,892	$ 5,704,875	$ 5,895,290
Net Interest Margin	4.02%	4.10%	4.06%	3.84%	3.92%	3.99%	4.01%	4.06%	3.75%	3.63%
Net Interest Margin excluding loan discount accretion	3.94%	3.97%	3.85%	3.64%	3.73%	3.78%	3.88%	3.75%	3.54%	3.49%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Fiscal Quarter				
	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 445,459	$ 508,002	$ 580,481	$ 597,690	$ 600,968
Preferred Stock	-	(72,010)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 445,459	$ 435,992	$ 508,551	$ 525,760	$ 529,038
Adjustments:					
Goodwill	(88,842)	(88,543)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,093)	(14,567)	(14,042)	(13,517)	(12,993)
Total Tangible Common Equity	$ 341,524	$ 332,882	$ 405,966	$ 423,700	$ 427,502
Tangible Assets					
Total Assets	$5,530,383	$5,806,691	$5,990,460	$6,289,981	$6,454,649
Adjustments:					
Goodwill	(88,842)	(88,543)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,093)	(14,567)	(14,042)	(13,517)	(12,993)
Total Tangible Assets	$5,426,448	$5,703,581	$5,887,875	$6,187,921	$6,353,113
Common Equity to Total Assets	8.05%	7.51%	8.49%	8.36%	8.20%
Tangible Common Equity to Tangible Assets	6.29%	5.84%	6.89%	6.85%	6.73%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 445,459	$ 508,002	$ 580,481	$ 597,690	$ 600,968
Preferred Stock	-	(72,010)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 445,459	$ 435,992	$ 508,551	$ 525,760	$ 529,038
Adjustments:					
Goodwill	(88,842)	(88,543)	(88,543)	(88,543)	(88,543)
Core deposit and other intangibles	(15,093)	(14,567)	(14,042)	(13,517)	(12,993)
Total Tangible Common Equity	$ 341,524	$ 332,882	$ 405,966	$ 423,700	$ 427,502
Common shares outstanding	22,579,451	22,605,136	25,110,313	25,319,520	25,344,168
Book Value per Common Share	$ 19.73	$ 19.29	$ 20.25	$ 20.77	$ 20.87
Tangible Book Value per Common Share	$ 15.13	$ 14.73	$ 16.17	$ 16.73	$ 16.87

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	For the Year Ended December 31,				
	2018	2019	2020	2021	2022
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Tangible Assets					
Total Assets	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Assets	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875
Common Equity to Total Assets	12.41%	12.54%	9.85%	9.17%	8.49%
Tangible Common Equity to Tangible Assets	9.95%	10.36%	8.45%	7.76%	6.89%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Common shares outstanding	13,213,280	13,279,363	20,621,437	20,400,349	25,110,313
Book Value per Common Share	$ 19.68	$ 21.47	$ 19.88	$ 21.24	$ 20.25
Tangible Book Value per Common Share	$ 15.34	$ 17.31	$ 16.80	$ 17.71	$ 16.17

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	12/31/2021	12/31/2022
Core Efficiency Ratio:							
Noninterest Expense	$ 36,397	$ 40,946	$ 38,346	$ 38,679	$ 39,702	$ 117,061	$ 149,409
Core Adjustments	$ (978)	$ (3,521)	$ (138)	$ (103)	$ (68)	$ (2,071)	$ (5,679)
Net Interest and Noninterest Income	$ 56,591	$ 61,602	$ 64,340	$ 61,138	$ 65,345	$ 189,287	$ 228,935
Core Adjustments	$ -	$ (265)	$ (422)	$ -	$ (941)	$ 519	$ 30
Efficiency Ratio	64.32%	66.47%	59.60%	63.27%	60.76%	61.84%	65.26%
Core Efficiency Ratio	62.59%	61.02%	59.78%	63.10%	61.54%	60.58%	62.77%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings										
	Fiscal Quarter									
	Q2'22		Q3'22		Q4'22		Q1'23		Q2'23	
Core pre-tax, pre-provision earnings:										
Pre-tax, pre-provision earnings	$	20,186	$	20,649	$	25,992	$	22,458	$	25,582
Adjustments:										
Sale of Impaired Credit	$	-	$	-	$	-	$	-	$	-
(Gain)/Loss Former Bank Premises & Equipment	$	-	$	-	$	-	$	-	$	-
(Gain)/Loss on Sale of Securities	$	8	$	7	$	2	$	1	$	61
(Gain)/Loss on Sale of Banking Center	$	-	$	-	$	-	$	-	$	-
(Gain) on Extinguishment of Debt	$	-	$	-	$	-	$	-	$	(941)
Occupancy and bank premises- hurricane repair	$	270	$	-	$	-	$	-	$	-
Insurance reimbursement of storm expenditures	$	-	$	(265)	$	(422)	$	-	$	-
Acquisition-related expenses	$	708	$	3,521	$	138	$	103	$	68
Core pre-tax, pre-provision earnings	$	21,172	$	23,912	$	25,710	$	22,562	$	24,770

Note: Dollars in thousands.